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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              --------------------

                       October 22, 1999 (October 7, 1999)
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                Date of Report (Date of earliest event reported)


                              THE PRESLEY COMPANIES
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-18001                33-0475923
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(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)       Identification Number)


               19 Corporate Plaza, Newport Beach, California 92660
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               (Address of principal executive offices) (zip code)


                                 (949) 640-6400
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               Registrant's telephone number, including area code


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Items 1-4. Not Applicable.

Item 5. Other Events.

        On October 7, 1999, The Presley Companies issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has entered into a Purchase Agreement with William Lyon Homes, Inc., William Lyon, and William H. Lyon.

Item 6. Not Applicable.

Item 7. Exhibits.

        Exhibit 99.1    Press Release dated October 7, 1999.

Item 8. Not Applicable.


                                    SIGNATURE

        Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 1999

                                                THE PRESLEY COMPANIES,
                                                a Delaware corporation


                                                By:    /s/ David M. Siegel
                                                       -------------------------
                                                Name:  David M. Siegel
                                                Title: Senior Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------
 99.1                  Press Release Dated October 7, 1999